Exhibit 99.1

FOR IMMEDIATE RELEASE:
Investor Relations Contact:
Kevin Bailey
601-607-4452, KevinBailey@BankPlus.net

Media Contact:
Rob Armour
601-898-4869, RobArmour@BankPlus.net

BancPlus Corporation Announces Acquisition of First Trust Corporation

Ridgeland, Miss., and New Orleans, La., September 29, 2021 – BancPlus Corporation (“BancPlus”), the parent company of BankPlus (“BankPlus”), and First Trust Corporation (“First Trust Corporation”), the parent company of First Bank and Trust (“First Bank and Trust”), jointly announced today the signing of a definitive merger agreement pursuant to which BancPlus will acquire First Trust Corporation.

Subject to the terms of the merger agreement, First Trust Corporation shareholders will receive shares of BancPlus’ common stock and cash consideration for each outstanding share of First Trust Corporation common stock.

Based upon financial data as of June 30, 2021, the combined company will have approximately $6.4 billion in assets, deposits of $5.7 billion, and gross loans of $4.5 billion. The merger agreement has been unanimously approved by the voting members of the board of directors of each company and is expected to close in the first quarter of 2022, pending customary closing conditions, including receipt of required regulatory approvals and the approval by the shareholders of First Trust Corporation.

BankPlus, founded in 1909 in Belzoni, Mississippi, is a $5.1 billion financial services company with 79 banking locations in Mississippi, Louisiana, and Alabama, and offers full-service commercial banking, mortgage lending and wealth management services. American Banker has named BankPlus one of the “Best Banks to Work For” for eight consecutive years.

Founded in 1991, First Bank and Trust operates 14 branches in Louisiana, Mississippi, and Florida. First Bank and Trust is the 10th largest financial institution headquartered in Louisiana

Exhibit 99.1
by assets, and ranks 7th in New Orleans in deposit market share. As of June 30, 2021, First Bank and Trust had approximately $1.3 billion in total assets, $1.2 billion in deposits and $1.1 billion in gross loans.

BankPlus’ acquisition of First Bank and Trust builds upon both companies’ presence in Louisiana, especially in the New Orleans market. “We are excited to join a top regional performer with a strong desire to grow and continue our legacy of involvement in the New Orleans community,” said First Trust Corporation Chairman and CEO Joe Canizaro. “By joining with BankPlus, our customers will gain access to a wider breadth of banking products and services.”

“Our relationship with BankPlus started many years ago. As the relationship has grown, the more we have come to understand what a great organization they are. We are thrilled to be joining the BankPlus team, and we believe our customers will benefit from the larger lending capacity and access to an experienced wealth management group,” said Gary Blossman, CEO of First Bank and Trust.

“We are very excited about this partnership and the opportunity that it presents for our combined clients, team members, and shareholders,” said Bill Ray, President and CEO of BankPlus. “We are committed to this region and we believe that combining two like-minded, community-focused banks will benefit our stakeholders and the region that we serve.”

Keefe, Bruyette & Woods, Inc. served as financial advisor, and Jones Walker LLP and Covington & Burling LLP served as legal counsel to BancPlus. Piper Sandler & Co. served as financial advisor, and Phelps Dunbar LLP served as legal counsel to First Trust Corporation.

About BancPlus Corporation
BancPlus Corporation is the holding company of BankPlus. Founded in 1909, BankPlus is one of the Southeast’s premier regional banks serving consumers and businesses with the latest technology through a full suite of financial services, including retail banking, commercial banking, mortgage lending and wealth management. With over $5.1 billion in total assets, BankPlus operates 79 financial centers throughout Mississippi, Alabama and Louisiana. For more information about BankPlus, visit www.bankplus.net

About First Trust Corporation
Since its founding in 1991, First Trust Corporation has been dedicated to helping members of their communities improve their financial well-being. Headquartered in New Orleans, LA, First Bank and Trust operates 14 total branches throughout Louisiana, Southern Mississippi and the Florida Panhandle, offering a broad range of commercial, consumer, mortgage and tuition banking services to its customers. As of June 30, 2021, First Bank and Trust had $1.3 billion in total assets, $1.2 billion in deposits and $1.1 billion in gross loans. For additional information on First Bank and Trust, please visit www.fbtonline.com.

Exhibit 99.1
Disclaimers: Additional Information about the Merger and Where to Find It
This press release does not constitute an offer to sell or the solicitation of an offer to buy, the securities described herein, nor will there be any offer or sale of these securities in any jurisdiction in which an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.
In connection with the proposed share exchange, BancPlus Corporation will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 to register the shares of BancPlus Corporation common stock to be issued to the shareholders of First Trust Corporation. The registration statement will include a joint proxy statement/prospectus which will be sent to the shareholders of First Trust Corporation in connection with their approval of the share exchange. In addition, BancPlus Corporation may file other relevant documents concerning the proposed share exchange with the SEC.
WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED SHARE EXCHANGE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ON BANCPLUS CORPORATION, FIRST TRUST CORPORATION., AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents, when available, through the website maintained by the SEC at http://www.sec.gov. Free copies of the joint proxy statement/prospectus also may be obtained, when available, by directing a request by telephone or mail to BancPlus Corporation, Kevin Bailey at 601-607-4452 or First Trust Corporation, Gary Blossman at 504-586-2787. Any information on BancPlus Corporation and First Trust Corporation websites is not, and shall not be deemed to be, a part of this release or incorporated into other filings made with the SEC.
BancPlus Corporation and First Trust Corporation and their respective directors, executive officers, and members of management may be deemed to be participants in the solicitation of proxies from the shareholders of First Trust Corporation in connection with the share exchange. Additional information regarding the interests of these participants may be obtained by reading the joint proxy/prospectus regarding the Share Exchange when it becomes available.

Forward-Looking Statements
Certain of the statements in this release may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “intend,” “plan,” “believe,” “should,” “seek,” “will,” “may,” and “estimate,” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance or achievements of any of the parties to the merger to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such risks include, without limitation, the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; the receipt and timing of shareholder approvals; delays in closing the merger; difficulties, delays and unanticipated costs in integrating the merging banks’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging banks, including possible loss of customers; diversion of management time to address transaction-related issues; changes in asset quality and credit risk as a result of the merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; the timing and success of new business initiatives; competitive conditions; and regulatory conditions. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that various important factors, including those discussed in “Risk Factors” in BancPlus Corporation’s Annual Report on Form 10-K filed with the Securities Exchange Commission (“SEC”), and its most recent Quarterly Report on Form 10-Q, which are available on the SEC’s website at www.sec.gov, could affect future results and could cause those results or other outcomes to differ materially from those expressed or implied in its forward-looking statements.

Source: BancPlus Corporation